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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 18, 2006


                      WILLIAMS SCOTSMAN INTERNATIONAL, INC.
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             (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


               000-51521                                52-1862719
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       (Commission File Number)           (I.R.S. Employer Identification No.)


        8211 TOWN CENTER DRIVE
          BALTIMORE, MARYLAND                            21236
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  (Address of principal executive offices)            (Zip Code)


                                 (410) 931-6000
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              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              On April 18, 2006, Williams Scotsman, Inc. ("Williams Scotsman"), the operating subsidiary of Williams Scotsman International, Inc. (the
"Company"), the Company, certain subsidiaries of Williams Scotsman (the "Subsidiary Guarantors" and together with the Company, the "Guarantors") and Willscot Equipment LLC (the "Subordinated Guarantor") entered into a registration rights agreement (the "Registration Rights Agreement") with the initial purchasers of Williams Scotsman's 8 1/2% Senior Notes due 2015 (the "Additional Senior Notes") named in the Registration Rights Agreement. Under the Registration Rights Agreement, Williams Scotsman, the Guarantors and the Subordinated Guarantor granted certain exchange and registration rights to the holders of the Additional Senior Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.1 and is incorporated herein in its entirety by reference.


ITEM 2.03.        CREATION OF DIRECT FINANCIAL OBLIGATION.

              On April 18, 2006, Williams Scotsman sold in a private placement transaction $100,000,000 in aggregate principal amount of its Additional Senior Notes. The Additional Senior Notes were issued under an indenture (the "Indenture"), dated as of September 29, 2005, among Williams Scotsman, as issuer, the Guarantors, the Subordinated Guarantor and the Bank of New York, as trustee. $350,000,000 in aggregate principal amount of Williams Scotsman's 8 1/2 % Senior Notes due 2015 (the "Original Senior Notes" together with the Additional Senior Notes, the "Senior Notes") were issued under the Indenture in September 2005. The Original Senior Notes and the Additional Senior Notes are treated as the same class under the Indenture. The Senior Notes will mature on October 1, 2015. Williams Scotsman has the option to redeem all or a portion of the Senior Notes on or after October 1, 2010 at fixed prices that decline over time. Williams Scotsman also has the option to redeem up to 35% of the aggregate principal amount of the Senior Notes on or prior to October 1, 2008 with the proceeds of one or more equity offerings at a redemption price of 108.50% of the principal amount of the Senior Notes if at least 65% of the aggregate principal amount of Senior Notes are outstanding after each such redemption and such redemption is made not more than 90 days after the consummation of certain equity offerings. Upon certain change of control and asset disposition events as described in the Indenture, Williams Scotsman will be required to repurchase the Senior Notes at the price set forth in the Indenture. In addition, Williams Scotsman may redeem the Senior Notes at a purchase price equal to 100% of the principal amount of the Senior Notes plus a make-whole premium upon a change of control. The Senior Notes are unsecured senior obligations of Williams Scotsman and are jointly and severally guaranteed on a senior unsecured basis by the Guarantors and on a senior subordinated unsecured basis by the Subordinated Guarantor. The Indenture contains covenants relating to restrictions on indebtedness, dividends on, and redemptions and repurchases of, capital stock, liens and sale-leaseback transactions, loans and investments, debt and hedging arrangements, mergers, acquisitions and asset sales, transactions with affiliates and changes in business activities conducted by Williams Scotsman and certain subsidiaries.


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              Williams  Scotsman used the net proceeds from the offering of the
Additional Senior Notes to repay a portion of its outstanding indebtedness under its Amended and Restated Credit Facility dated as of June 28, 2005 and amended as of April 12, 2006 and pay transaction fees and expenses.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (d)    Exhibits

              EXHIBIT
              NUMBER        DESCRIPTION
              ------        -----------

               4.1          Registration Rights Agreement, dated as of
                            April 18, 2006.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 19, 2006

                                       WILLIAMS SCOTSMAN INTERNATIONAL, INC.



                                       By: /s/ John B. Ross
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                                           Name:  John B. Ross
                                           Title: Vice President
                                                  and General Counsel





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                                 EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

      4.1           Registration Rights Agreement, dated as of April 18, 2006.







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